250 Miles
SASK
MANITOBA
MONT
N. DAKOTA

Continental
RESOURCES

Bakken Oil Resource Continues to Grow
24 billion barrels of oil
potentially recoverable
•
>5X 2008 USGS estimate
14,700 square-mile
continuous oil accumulation
More than 2,750 hz wells
completed since Jan. 2000
Industry adding 1,800 wells
per year (~150 active rigs)
CLR leasehold strategically
located within thermal
kitchen
Oil migration
CLR acreage
Bakken Three Forks
MATURE
BAKKEN
“KITCHEN”
MIGRATED CONVENTIONAL
OIL FIELDS
200 Miles
Fault Zone
MARGINALLY
MATURE
BAKKEN
Exhibit 99.4

U.S.
CANADA
SW
MATURE
MARG. MATURE
IMMATURE
NE
"BAKKEN KITCHEN" CONTINUOUS OVERPRESSURED OIL CELL
Lodgepole
MIGRATED OIL CONVENTIONAL TRAP
Three Forks
Bakken
5,000'
10,000'
275 Miles

Continental RESOURCES

2 Basin-Centered Oil Field

MATURE BAKKEN
M. BKKN PINCHOUT
U. BKKN PINCHOUT
180 Miles
MONT
N. DAKOTA

Continental RESOURCES

Bakken horizontal 2000 -2009
Bakken horizontal 1985-2000
Bakken vertical completion
CLR Acreage: Substantially De-Risked
CLR leasehold
•
864,559 net acres
•
72% is de-risked and in
development mode
21 Operated rigs
•
4 rigs drilling ECO-Pads
®
•
2 rigs on HBP units
•
15 rigs on first wells per unit
2010 Spuds

30-Day IP BOE
1400
1200
1000
800
600
400
200
0
0
5
10
15
20
25
30
35

Continental
RESOURCES

4 Fracture Stimulations - Driving the Expansion # of Frac Stages

1,600
1,400
1,200
1,000
800
600
400
200
0
EUR, MBOE
0
5
10
15
20
25
30
35

Continental
RESOURCES

5 More Stages Improve EURs # of Frac Stages 518 MBOE MODEL

EUR, MBOE
0
200
400
600
800
1000
1200
1400
1600
0
200
400
600
800
1000
1200
1400

Continental
RESOURCES

6 IPs Correlate with Higher EURs 30-Day IP, BOEPD 518 MBOE MODEL

Bakken IRR
Rate of Return %
70
60
50
40
30
20
50
60
70
80
90
100
110
NYMEX Oil Price, $/BBL

Continental
RESOURCES

7 ND Bakken Economics 2011 CWC: $6.5MM EUR: 518 MBoe * Net of differentials.

CLR rig count
Days on well
Days on Well
ND Rig Count
100
90
80
70
60
50
40
30
20
10
0
20
18
16
14
12
10
8
6
4
2
0
Jun-08
Sep-08
Dec-08
Mar-09
Jul-09
Oct-09
Jan-10
May-10
Aug-10
Nov-10

Continental
RESOURCES

8 Maintaining ND Drilling Efficiencies

2 miles
(10,560 feet)
TFS
MB
TFS
MB
TFS
MB
TFS
MB

Continental RESOURCES

ECO-Pad
®
Development
Reduced surface footprint
Est. 10% less D&C cost per
well
Increased lateral length results
in harvesting more reservoir
1,280-acre spacing
unit #1
200’
200’
1,280-acre spacing
unit #2
set-back
set-back

2 Miles
Multiple fracture stages with a 500’ stimulation radius

Continental
RESOURCES

ECO-Pad Development
Upper Bakken shale
Lower Bakken shale
Middle Bakken
Three Forks
10,000’
below
surface
Lodgepole
1,320’
660’
1,320’
660’
Dual-zone development
•
8 Potential wells per 1,280-acre unit (4 Middle
Bakken and 4 Three Forks)
4.1 MMBoe total EUR
•
518 MBoe EUR X 8 wells

Divide
Burke
Williams
Mountrail
80 miles
McKenzie
McLean
Dunn
Mercer
Golden Valley
Billings
Stark
Morto
N. DAKOTA

Arthur-Hegler ECO-Pad results
Three Forks pair:
Hegler 1-13H (83% WI): 1,195 Boepd @
1400 psi on 22 choke
Arthur 1-12H (94% WI): 849 Boepd @
1150 psi on 22 choke
Middle Bakken pair:
Hegler 2-13H (83% WI): 1,203 Boepd @
2200 psi on 18 choke
Arthur 2-12H (94% WI): 1,103 Boepd @
2350 psi on 18 choke
Total IP: 4,359 Boepd

First ECO-Pad Project Completion
ECO-Pad producer
ECO-Pad drilling or waiting on completion
Arthur-Hegler
ECO-Pad

Continental’s ECO-Pad Technology 12

Continental’s ECO-Pad Technology 13

Continental’s ECO-Pad Technology

Divide
Burke
Williams
Mountrail
McKenzie
McLean
Dunn
Mercer
Golden Valley
Billings
Stark
Morto
N. DAKOTA

Top 11 CLR-operated completions (Boepd):
Bonney 2-3H (43% WI):
Roadrunner 1-15H (56% WI):
Rollefstad 2-3H (73% WI):
Medicine Hole 2-27H (43% WI):
Mack 2-2H (74% WI):
Ravin 1-1H (59% WI):
Hegler 2-13H (83% WI):
Howard 1-5H (52% WI):
Hegler 1-13H (83% WI):
Arthur 2-12H (94% WI):
Bjella 1-24H (41% WI):
Top 7 non-operated CLR completions (Boepd):
Missouri 5302-44-35H:
HA-Rolfsrud 152-96-1720H-1:
USA 153-96-24D-13-1H:
Hagey 12-13H:
Patten 1-33-34H 1:
Harstad 44-9H:
Hanson 11-12H:
Strong 3Q10 ND Bakken Wells
12 Miles
CLR-operated
Non-operated CLR wells
1,765
1,722
1,714
1,702
1,471
1,300
1,203
1,201
1,195
1,103
1,029
1,976
1,639
1,489
1,350
1,260
1,223
1,041

700
600
500
400
300
200
100
0
30-day avg.
90-day avg.
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Continental
RESOURCES

ND Improving Production Rates 16 Boepd 150 122 205 185 209 201 603 466 3Q:623 2Q:454

21
18
15
12
9
6
3
0
Continental
Whiting
EOG
Hess
Brigham
Marathon
Newfield
XTO
Burlington/COP
Oasis
PetroHunt
Slawson
Zenergy

CLR: #1 Bakken Drilling Program * Source: Industry reports at Oct. 4, 2010. 17 21 14 13 9 6 5 Rigs

Mid-Year 2010 Reserves: 310 MMBoe ND Bakken 43.4% MT Bakken 12.4% Red River Units 17.9% Anadarko Woodford 5.0% Other 5.0% Arkoma Woodford 16.3% 18 Bakken: 56% of CLR Reserves

Bakken: Tremendous Growth Potential

247 net wells drilled
3,394 PUD and potential net wells
to be drilled (320-acre spacing,
dual reservoir)
7%
13%
640s
320s
1,663 PUD and potential net
wells to be drilled on CLR
acreage (640-acre spacing,
dual reservoir)

Bakken Operating Challenges
Rig and frac crew availability
• CLR currently has 3 dedicated frac crews: 2 Pumpco, 1 Schlumberger
• Two more frac crews with allocated dates each month
• Costs are increasing: 2011 CWC $6.5MM
Takeaway capacity from the Williston Basin
•
Gas gathering systems stressed; some curtailment of initial
production rates on new wells
•
Additional facilities under construction: Bear Paw (Oneok), Hiland, and others
•
Oil pipeline and railing capabilities expanding rapidly

Statewide Daily Oil Production: North Dakota & Montana
Barrels of Oil Per Day
800,000
750,000
700,000
650,000
600,000
550,000
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Enbridge Portal Reversal Expansion
85,000 bopd increase
Keystone XL
200,000 bopd increase
NDIC Forecasted
Production increase
Enbridge Portal Line Reversal &
Butte Pipeline Expansion
52,000 bopd increase
EOG Railway Capacity
60,000 bopd
Pipeline Takeaway Capacity
Scheduled Pipeline Expansions
Existing Pipeline Take-Away
Capacity as of FEB 2010
ND Bakken
MT Bakken
ND Non-Bakken
MT Non-Bakken
Actual
Projected
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Sources: Historical Production - HPDI & NDIC; Pipeline - Enbridge; EOG Rail - EOG Qtrly Earnings Call

Continental
RESOURCES

Growth in Takeaway Capacity 21

Bakken continues to grow through technology
CLR holds the #1 lease position
CLR is the clear leader in the hottest oil play in the
United States
• 3,394 PUD and potential net locations yet to drill (320-acre spacing, dual reservoir)
CLR Bakken: Key Takeaways

Questions? 23